UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 7, 2007

Date of Report (Date of earliest event reported)

SPANSION INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51666	20-3898239
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

915 DeGuigne Drive

P.O. Box 3453

Sunnyvale, California 94088-3453

(Address of principal executive offices) (Zip Code)

(408) 962-2500

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 7, 2007, Spansion LLC (“Spansion LLC”), the wholly owned operating company subsidiary of Spansion Inc. (the “Company”), issued $75 million aggregate principal amount of Senior Secured Floating Rate Notes due 2013 (the “Additional Notes”). The interest rate and other terms of the Additional Notes are identical in all respects to the $550 million aggregate principal amount of Senior Secured Floating Rate Notes due 2013 (the “Initial Notes” and together with the Additional Notes, the “Notes”), which Spansion LLC issued on May 18, 2007, as previously reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 21, 2007 (the “May 21 Form 8-K”).

In connection with the issuance of the Additional Notes, certain deeds of trust related to real property owned by Spansion LLC in California and Texas (filed as Exhibits 10.2 and 10.4 to the May 21 Form 8-K) were amended to provide security for the Additional Notes. Amendment No. 1 to the California Deed of Trust and Amendment No. 1 to the Texas Deed of Trust are hereby filed as Exhibits 10.1 and 10.2 to this Report, the terms of which are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 7, 2007, Spansion LLC issued $75 million aggregate principal amount of Additional Notes. The interest rate and other terms of the Additional Notes are identical in all respects to the Initial Notes, except that the offering price of the Additional Notes was 101.125% plus accrued interest from May 18, 2007.

Interest on the Notes will accrue at a rate per annum, reset quarterly, equal to the 3-month London Interbank Offered Rate plus 3.125%. Interest is payable on March 1, June 1, September 1 and December 1 of each year beginning September 1, 2007 until the maturity date of June 1, 2013.

Holders of the Notes may require Spansion LLC to repurchase the Notes for cash equal to 101% of the aggregate principal amount to be repurchased plus accrued and unpaid interest upon the occurrence of a change of control of Spansion LLC. Beginning June 1, 2008, Spansion LLC may redeem all or any portion of the Notes, at any time or from time to time at redemption prices specified therein. Prior to June 1, 2008, Spansion LLC may redeem up to 35% of the Notes from the proceeds of certain equity offerings at a redemption price of 100%.

Certain events are considered “Events of Default,” which may result in the accelerated maturity of the Notes, including:

•	Spansion LLC’s failure to pay when due the principal or premium amount on any of the Notes at maturity, upon acceleration, redemption, optional redemption, required repurchase or otherwise;

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•	Spansion LLC’s failure to pay interest on any of the Notes for 30 days after the date when due;

•	Spansion LLC’s or the Guarantors’ failure to comply with certain restrictions on Spansion LLC’s or Guarantors’ ability to merge, consolidate or sell substantially all of its assets;

•	Spansion LLC’s failure to perform or observe any other covenant or agreement in the Notes or in the Indenture for a period of 45 days after receiving notice of such failure;

•

A default by Spansion LLC or any restricted subsidiary (as defined in the Indenture) under any indebtedness that results in acceleration of such indebtedness, or the failure to pay any such indebtedness at maturity, in an aggregate principal amount in excess of $50 million (or its foreign equivalent at the time);

•

If any judgment or judgments for the payment of money in an aggregate amount in excess of $50 million (or its foreign equivalent at the time) is rendered against Spansion LLC, the Guarantors or any significant subsidiary and is not waived, satisfied or discharged for any period of 60 consecutive days during which a stay of enforcement is not in effect;

•	Certain events of bankruptcy, insolvency or reorganization with respect to Spansion LLC or any significant subsidiary;

•

If any note guaranty ceases to be in full force and effect, other than in accordance with the terms of the Indenture, or a Guarantor denies or disaffirms its obligations under its note guaranty, other than in accordance with the terms of the Indenture; or

•

Any lien securing the collateral underlying the Notes at any time ceases to be in full force and effect, and does not constitute a valid and perfected lien on any material portion of the collateral intended to be covered thereby, if such default continues for 30 days after notice.

Item 8.01	Other Events

On June 7, 2007, Spansion LLC issued $75 million aggregate principal amount of Additional Notes to the initial purchasers in a private placement pursuant to exemptions from the registration requirements of the Securities Act of 1933, as amended. The interest rate and other terms of the Additional Notes are identical in all respects to the Initial Notes, except that the offering price of the Additional Notes is 101.125% plus accrued interest from May 18, 2007. The net proceeds from this offering, after deducting the initial purchasers’ discounts and commissions and estimated offering expenses payable by Spansion LLC, were approximately $75.0 million. The Company expects to use the net proceeds amount for general corporate purposes, including working capital and capital expenditures.

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Additional information pertaining to the Notes is contained in Items 1.01 and 2.03 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Amendment No. 1 to Deed of Trust, Security Agreement, Assignment of Rents and Financing Statement (Santa Clara County, California), effective as of June 7, 2007, by Spansion LLC to First American Title Insurance Company, as trustee, for the benefit of Wells Fargo Bank, National Association, as collateral agent.

10.2	Amendment No. 1 to Deed of Trust, Security Agreement, Assignment of Rents and Financing Statement (Travis County, Texas), effective as of June 7, 2007, by Spansion LLC to R. J. Dold, as trustee, for the benefit of Wells Fargo Bank, National Association, as collateral agent.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 7, 2007	SPANSION INC.

	By:	/s/ Dario Sacomani
	Name:	Dario Sacomani
	Title:	Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment No. 1 to Deed of Trust, Security Agreement, Assignment of Rents and Financing Statement (Santa Clara County, California), effective as of June 7, 2007, by Spansion LLC to First American Title Insurance Company, as trustee, for the benefit of Wells Fargo Bank, National Association, as collateral agent.

10.2	Amendment No. 1 to Deed of Trust, Security Agreement, Assignment of Rents and Financing Statement (Travis County, Texas), effective as of June 7, 2007, by Spansion LLC to R. J. Dold, as trustee, for the benefit of Wells Fargo Bank, National Association, as collateral agent.